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Flexible Payment Deferred Variable Annuity Application. Payment (or original of exchange/transfer request) must accompany
Application. Please make check payable to NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY (the "Company") and address to:
P.O. Box 9230 GMF, BOSTON, MA 02205-9230                                                                             PLEASE PRINT
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1.   OWNERS (Applicants)                                                 4.   MY INVESTMENT

Name* ___________________________________________________________        Allocate payment with application of $_____________________
        First                Middle            Last                      as indicated below. (Minimum Initial Investment of $10,000
Address__________________________________________________________        Allocation percentages must total 100%):
        Street
       __________________________________________________________        ___% [Manufacturers Adviser Pac Rim Emerging Mkts (038)]
        City                 State             Zip                       ___% [T. Rowe Price Science & Tech (046)]
                                                                         ___% [Founders Int'l Small Cap (036)]
Sex [ ] M [ ] F              Date of Birth __________/_____/_____        ___% [Warburg Pincus Emerging Growth (050)]
                                             Month     Day   Year        ___% [Pilgrim Baxter Growth (052)]
                                                                         ___% [Fred Alger Small/Mid Cap (041)]
Daytime Phone Number: (   ) _____________________________________        ___% [Rowe Price-Fleming Int'l Stock (054)]
                                                                         ___% [Founders Worldwide Growth (056)]
------------------------------       ----------------------------        ___% [Morgan Stanley Global Equity (039)]
/  /  /  /  /  /  /  /  /  /    or   /  /  /  /  /  /  /  /  /  /        ___% [Founders Growth (035)]
------------------------------       ----------------------------        ___% [Fidelity Equity (031)]
   Social Security Number                   Tax ID Number                ___% [Manufacturers Adviser Quant Equity (053)]
                                                                         ___% [T. Rowe Price Blue Chip Growth (042)]
Client Brokerage Acct.# (If applicable): ________________________        ___% [Manufacturers Adviser Real Estate Securities (057)]
==================================================================       ___% [Miller Anderson Value (055)]
CO-OWNER (Optional)                                                      ___% [J.P. Morgan Int'l Growth & Income (043)]
                                                                         ___% [Wellington Management Growth & Income (047)]
Name* ___________________________________________________________        ___% [T. Rowe Price Equity-Income (037)]
        First                Middle            Last                      ___% [Founders Balanced (058)]
                                                                         ___% [Fidelity Aggr Asset Allocation (034)]
Sex [ ] M [ ] F              Date of Birth __________/_____/_____        ___% [Miller Anderson High Yield (059)]
                                             Month     Day   Year        ___% [Fidelity Mod Asset Alloc (033)]
                                                                         ___% [Fidelity Cons Asset Alloc (032)]
------------------------------       ----------------------------        ___% [Salomon Brothers Strategic Bond (045)]
/  /  /  /  /  /  /  /  /  /    or   /  /  /  /  /  /  /  /  /  /        ___% [Oechsle Global Gov't Bond (040)]
------------------------------       ----------------------------        ___% [Manufacturers Adviser Capital Growth Bond (060)]
   Social Security Number                   Tax ID Number                ___% [Wellington Management Inv Quality Bond (048)]
==================================================================       ___% [Salomon Brothers U.S. Gov't Securities (044)]
2.   ANNUITANTS (If different from Owner)                                ___% [Manufacturers Adviser Money Market (049)]

Name* ___________________________________________________________        FIXED ACCOUNT
        First                Middle            Last                      ___% [1 Year (051)]
Address__________________________________________________________
        Street                                                           LIFESTYLE PORTFOLIOS
       __________________________________________________________        ___% [Cons 280 (184)]      ___% [Mod 460 (185)]
        City                 State             Zip                       ___% [Bal 640 (186)]       ___% [Grwth 820 (187)]
                                                                         ___% [Aggr 1000 (188)]
Sex [ ] M [ ] F              Date of Birth __________/_____/_____
                                             Month     Day   Year

Daytime Phone Number: (   ) _____________________________________

------------------------------
/  /  /  /  /  /  /  /  /  /
------------------------------
   Social Security Number
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CO-ANNUITANT (Optional)

Name* ___________________________________________________________
        First                Middle            Last

Sex [ ] M [ ] F              Date of Birth __________/_____/_____
                                             Month     Day   Year

------------------------------
/  /  /  /  /  /  /  /  /  /
------------------------------
   Social Security Number
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3.   BENEFICIARIES
(Enclose signed letter if more information is required)                                         REMARKS

Name* ___________________________________________________________
        First        Middle        Last              Relationship
                                 ------------------------------
                                  /  /  /  /  /  /  /  /  /  /
Date of Birth ______/___/____    ------------------------------
              Month  Day Year        Social Security Number

Name* ___________________________________________________________
        First        Middle        Last              Relationship
                                 ------------------------------
                                  /  /  /  /  /  /  /  /  /  /
Date of Birth ______/___/____    ------------------------------
              Month  Day Year        Social Security Number
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CONTINGENT BENEFICIARY

Name* ___________________________________________________________
        First        Middle        Last              Relationship
                                 ------------------------------
                                  /  /  /  /  /  /  /  /  /  /
Date of Birth ______/___/____    ------------------------------          -----------------------------------------------------------
              Month  Day Year        Social Security Number


VENTURE.APP.015                 * Unless subsequently changed in accordance with terms of Contract issued.


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5.   TYPE OF PLAN (Must be completed)

    [[ ] Non-Qualified or]           [ ] [IRA Rollover]            [ ] [IRA Transfer]         [ ] [IRA Tax Year]______________
                                     [ ] [Profit Sharing]          [ ] [401(k)]               [ ] [SEP IRA Tax Year]__________
                                     [ ] [Money Purchase]          [ ] [Keogh (HR-10)]        [ ] [403(b) IF ERISA [ ]]
                                     [ ] [Defined Benefit]         [ ] [457]                  [ ] [Other _____________________]

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     REPLACEMENT

     Will this Annuity replace or change any other insurance or annuity?  [  ] No    [  ] Yes
     (State company and contract number in Remarks, and attach replacement forms.)
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6.   SIGNATURES          (Irrevocable Beneficiary, if designated, must also sign application)

STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
Contract. The information above is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. When utilizing Check Plus or the Income Plan, I/we agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. I/We understand that unless I/we elect otherwise in the remarks section, the Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the
Contract Date.
I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT
EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.




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 Signed in (State)      Date Signed                     Signature of Owner/Applicant                      Signature of Co-Owner




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 Signature of Annuitant (if different from Owner)   Signature of Co-Annuitant (if different from Owner    Signature of Irrevocable
                                                                                                         Beneficiary (if designated)


STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company?  [ ] Yes  [ ] No If yes, please explain under Remarks. I certify I am authorized and qualified to discuss the Contract herein applied for.




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Signature of Agent                                         Print Full Name                                 Name of Firm




Agent Number ________________________ Agent Phone Number ___________________________ State License ID Number _______________________

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VENTURE.APP.015